 Third Quarter Update
November 2007

 - * -
Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are
“forward-looking” statements within the meaning of Section 27A of the Securities Act of
1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended,  and the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of Rosetta Resources Inc. and its subsidiaries (the
“Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to Company’s risks, uncertainties and assumptions as it discloses from time to time in the Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2006, and Quarterly Reports on Form 10-Q’s, which can also be found on the Company’s website at www.rosettaresources.com.  The Company undertakes no duty to update the information contained herein except as required by law.

 - * -
Corporate Profile
▪

Rosetta established as a stand-alone operating
company on July 7, 2005
▪

Over 500 drilling locations at inception
▪

Stock Trades on NASDAQ, Symbol:  “ROSE”
▪

Shares Outstanding (Dil)= 50.6 Million
▪

Track record of performance established
•

85% drilling success ratio
•

$2.70 organic finding cost in 2006
•

240% reserve replacement in 2006
•

14% annual growth in reserves (2005-2006)
•

26% annual growth in production (2005-2006)
•

7 consecutive quarters of production increases
▪

Drilling location inventory continues above 500 at
June 30, 2007

Sacramento Basin
153 Bcfe
37% Reserves
Rio Vista
Uinta Basin
Denver
Rockies
18 Bcfe
4% Reserves
DJ Basin
San Juan Basin
Other Areas
28 Bcfe
7% Reserves
Magnolia
LEGEND
Major Producing Areas
Major Activity Areas
Other Producing Areas
Offices
Headquarters
Houston
Laredo
SouthTexas Lobo
171 Bcfe
42% Reserves
Gulf of Mexico
16 Bcfe
4% Reserves
State Waters
2 Bcfe
1% Reserves
South Texas Perdido
20 Bcfe
5% Reserves

Rosetta Resources Inc.

 - * -

PROVED RESERVES
408 BCFE *
 * Reserve number excludes 23.4 Bcfe of proved reserves
    associated with the Calpine non-consent properties
Growing Reserve Base
(as of 12/31/06)

 - * -

Sacramento Basin	125
DJ Basin	160
San Juan Basin	29
LOBO	121
Perdido	55
Gulf of Mexico	6
Other	21
Total	517
(As of 7/1/2007)
Drilling Locations

140
120
100
80
60
40
20
0
73
85
88
95
98
108
120
126
125
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007
2007 Forecast

 - * -
2006 to 2007
36%
92 MMcfe/d
(MMcfe/d)
Production

$1.50
$1.00
$0.50
0.51
0.65
0.52
0.72
0.35
0.69
0.48
0.60
0.41
0.59
0.32
0.58
0.51
0.64
0.31
0.72
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007

 - * -
MJR:need new
numbers
$1.16
$1.24
$1.04
$1.08
$1.00
$0.90
$1.15
Direct LOE           Other Lifting Costs 2005          Other Lifting Costs 2006             Other Lifting Costs 2007
$1.03
($/Mcfe)
Total Lifting Costs

California, $45, 19%
Other, $31, 13%
State Waters, $14, 6%
Perdido, $26, 11%
Lobo, $54, 22%
Offshore, $47, 19%
Rockies, $23, 10%

Other, $24, 8%
State Waters, $31, 10%
Perdido, $23, 7%
Lobo, $89, 28%
Offshore, $26, 8%
Rockies, $32, 10%
California, $94, 29%

Rosetta Resources Inc.

 - * -
(Millions)
2007 Program2
2006 Actual1
Total CapEx = $240
Total CapEx = $318
1.

Includes $35.3 for property acquisitions.
2.

Includes $38 for OPEX acquisition in California.
Capital Expenditures

 - * -
Outstanding Contract/Transition Issues
▪

Ongoing Rio Vista Gas Sales Contract
▪

Partial Settlement Complete
•

Gas Marketing Agreement Extension
•

Title Issues to be Resolved
•

California Audit Complete
▪

Non-Consent Properties ($75 Million)
▪

Fraudulent Conveyance and Assumption or Rejection
Resolution

 - * -
Partial Settlement Agreement
(Approved September 11, 2007)
Includes:
▪

Rosetta will extend its existing natural gas marketing agreement with Calpine until June 30,
2009.
▪

Calpine will deliver to Rosetta documents that resolve title issues pertaining to certain oil and gas properties located in the Gulf of Mexico, California and Wyoming (Properties).
▪

Rosetta will assume all Calpine's rights and obligations for an audit by the California State
Lands Commission on certain Properties.
▪

Rosetta will assume all rights and obligations for the Properties, including all plugging and abandonment liabilities.
Does not address:
▪

Non-Consent Properties
▪

Fraudulent Conveyance
▪

Assumption or Rejection

 - * -
September 14, 2007	Deadline to file objections to Disclosure Statement.
September 25, 2007	Hearing on Calpine’s Disclosure Statement.
October 24, 2007	Hearing on Rosetta’s Motion to Dismiss.
November 20, 2007	Miller Buckfire disclosed revised valuation.
November 20, 2007	Court appointed its own valuation consultant.
November 30, 2007	Deadline for voting on plan, and for filing objections to the plan.
December 17, 18, 19, 28, 2007	Confirmation hearing. Dates reserved by court for conducting hearing on plan confirmation.
January 31, 2008	Deadline for Debtor in Possession (DIP) Financing Terms to expire.
Calpine Transition Timeline

Northern Operations
California
Rockies

Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Sacramento
Miller
Napa
Maine Prairie
Lindsey Slough
Thornton
Solano
Grizzly Island
(Opex)
Rio Vista
Contra Costa
Dutch Slough

Rosetta Resources Inc.

 - * -
Sacramento Basin
Rio Vista
▪

33,843 net acres under lease
▪

100 % working interest in RVGU and most deep leases
▪

 137 producing wells
▪

 103 drilling locations
Sac Extension (including Opex)
▪

41,194 net acres under lease
▪

45 - 100% working interest
▪

36 producing wells
▪

22 drilling locations
▪

7 MMcfe/d average net daily production
2007 Full Year Highlights and Plans
▪

Acquired Opex properties for $38.7 MM, effective 10/1/06
▪

Extended Martinez production on South Twitchell Island by
drilling 5 successful wells
▪

Drilled 19 wells, 79% success
▪

Drilled development well on Opex Roaring River prospect
▪

Planning to drill 2 deep Winters tests in the Rio Vista area in the
4th Quarter

 - * -
Rio Vista
General Information
▪

16 productive zones from 2,000 to 10,000’
▪

3.6 Tcf cumulative production (Rio Vista only)
▪

100% working interest
Year to Date  2007 Activity
▪

Drilling - 16 wells, 81% successful, 2 wells dry, 1 well junked
•

Continued air drilling efforts in low pressure zones
•

Extended Martinez play on South Twitchell Island
▪

Operational Activity
•

Entered into sales agreement with PG&E to purchase low
pressure gathering system
•

Installed bypass pipeline to increase take away capacity
from South Twitchell wells
Future 2007 Plans/Highlights
▪

Drilling - 8 wells (1 deep Winters test)
•

Continue air drilling, sand control and other completion
projects for low pressure reserves
•

Continue exploitation of South Twitchell Martinez channel
complex
•

Complete combining and reprocessing multiple 3-D
seismic surveys for RVGU
•

Drill 1 deep Winters test in RVGU in 4th Quarter
▪

Operational Activity
•

Finalize purchase PG&E low pressure gathering system
South
Twitchell/Bradford
Island Area
2007 REMAINING WELLS
2007 WELLS DRILLED

Rio Vista Stratigraphic Column
Gas Zones
TERTIARY
CRETACEOUS
MIO.-PLIO.-PLEIST.
OLIG.
EOCENE
PALEOCENE
UPPER
UNDIFFERENTIATED NON-MARINE
MARKLEY GORGE FILL
SIDNEY
MARKLEY
NORTONVILLE
EMIGH
CAPAY
HAMILTON
ANDERSON
MEGANOS
MARTINEZ
McCORMICK
MOKELUMNE
DUNKER
STARKEY
PETERSEN
H-1
WINTERS
1,042
20
77
257
51
5
3,449

 - * -
Major Producing Zones
Sacramento Basin

Rio Vista Stratigraphic Column
Gas Zones
TERTIARY
CRETACEOUS
EOCENE
PALEOCENE
UPPER
OLIG.
UNDIFFERENTIATED NON-MARINE
NORTONVILLE
EMIGH
CAPAY
HAMILTON
ANDERSON
MARTINEZ
McCORMICK
MOKELUMNE
STARKEY
PETERSEN
K-1
WINTERS
RWGU 275
Drouin 18
RWGU 282
Twitchel 7
Bradford Com 10
Welch 19
Upham 6
RMGU 277
Welch 18
RMGU 284
Bradford Com 9
Triguairo 6
McCormack 7
Upham 5
South Twitchel Wells
Air Drilled Hamilton Wells
Net Pay Encountered in Primary Objective
Net Pay Encountered in Secondary Objective
Current Completion

 - * -
Rio Vista Wells
(January 1, 2007 to September 30, 2007) *
* One well YTD was junked due to mechanical complications.

2007 REMAINING WELLS
2007 WELLS DRILLED
Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Millar – Deltar #1 success
Sacramento
Napa
Thornton – currently testing
Lindsey Slough – currently drilling
Venoco AMI
Van Sickle – Roaring River 20-3 success
Sherman Island
Contra Costa
San Joaquin

 - * -
General Information
▪

41,194 net acres under lease
▪

45 - 100% working interest
Year to Date  2007 Activity
▪

Acquired Opex properties for $38.7 MM, 3.5 MMcfe/d net production.
9.6 BCF net reserves
▪

Added several high-potential prospects and 4,893 acres
▪

Drilling -3 wells, 2 successful, 1 testing
•

Detar # 1 - producing  3.6 MMcfe/d net
•

Roaring River 20-3 producing 1.5 MMcfe/d net
Remaining 2007 Plans/Highlights
▪

Drill 4 additional wells
•

2 deep tests in Rio Vista area
•

2 Forbes tests in Moon bend

▪

Acquire significant additional prospect-specific acreage
Sacramento Extension

Kitzmiller 3D
Sage Grouse 3D
Pheasant Run 3D
SW Wray 3D
Brown Ranch 3D
Republican River 3D
Vernon 3D
Sandy Bluffs 3D

Rosetta Resources Inc.

 - * -
DJ Basin
General Information
▪

Target zone - Niobrara Chalk at 2,500’
▪

Approximately 80,000 net acres with average of 80% working
interest
▪

Typical well - costs $220,000 to drill and complete, 0.2 to 0.4 Bcfe of reserves and 70 to 150 Mcfe/d initial production
▪

Approximately 160 drillable locations
▪

84 producing wells
▪

6 MMcfe/d net production
Year to Date 2007 Activity
▪

Drilled 54 wells, 80% successful
▪

Leased 20,000 net acres
▪

Completed construction on 13 mile gathering system in South
Republican
▪

Extended South Republican gathering system to connect Vernon wells
▪

Acquired 17 square miles of 3D seismic in SW Wray prospect
Future  2007 Plans/Highlights
▪

Drill 15 wells, mainly in Vernon area
▪

Extend gathering system to connect Vernon wells
▪

Exit year at 9 MMcfe/d net

Southern Operations
Lobo
Perdido
Gulf of Mexico
Sabine Lake

 - * -
South Texas - Lobo
General Information
▪

+/-81,000 acres
▪

90% - 100% working interest
▪

270 wells with 121 drillable locations
Year to date 2007 Activity
▪

Drilled 35 wells, completing 28 wells
▪

Acquired +80 square mile 3-D over its LOBO properties
▪

Added 12,000 net acres in the LOBO significantly increasing its drilling inventory in the LOBO play
Future 2007 Plans/Highlights
▪

Continue two rig drilling program drilling 43 total wells for 2007
▪

Lease +/-5,000 acres
▪

Shoot 100+ square mile 3-D
South Callaghan Ranch &
El Corazon Ranch
(approx. 55,000 acres)
Schwarz-Rottersman
(approx. 21,000 acres)
La Perla (approx.
5,000 acres)

 - * -
South Texas - Perdido
General Information
▪

50% working interest - 37.5% N.R.I.
▪

EOG is Operator
▪

+/- 18,000 net acres
▪

+/- 100 square miles of 3-D seismic
▪

40 Producing Wells (25 verticals and 15 horizontals) - 55
drillable locations
▪

>90% Drilling success
Year to date 2007 Activity
▪

8.9 MMcfe/d from 6.8 MMcfe/d @1/1/07
▪

Drilled 9 wells
▪

North Marshall State 3H came on production at over 20
MMcfe/d gross. Nine fracs were performed on the well
Future 2007 Plans/Highlights
▪

Drill 1 well, and continue exploiting Lower Perdido Sands
Currently drilling
7/6/07
Perdido Acreage
2007 Upper Perdido locations
2007 Blue Delta Locations
2007 Red Delta Locations
Current horizontal producers
2007 Lower Perdido locations

LOUISIANA
HIGH ISLAND BLOCK 442
MARITECH
ROSETTA 100%
HUNT
MAIN PASS BLOCK 29
HUNT
HUNT
CONTANGO
SOUTH PELTO BLOCK 17
ROSETTA
HUNT
Miocene
Pliocene
Pleistocene
GULF OF MEXICO
SOUTH TIMBALIER BLOCK 226
HUNT
HUNT
Current Production
Waiting on Completion
Prospect
Dry Hole

Gulf Coast Offshore Exploration

 - * -
Gulf of Mexico Activity Areas
General Information
▪

Working interest in 11 blocks ranging from 20% to 100%
(NRI of 15% - 79%)
▪

+/- 27,600 net acres
▪

800 square mile JV - 3-D coverage
Year to date 2007 Activity
▪

16 MMcfe/d from 6.8 MMcfe/d @1/1/07
▪

Drilled South Timbalier 293 (50% W.I.)  - $25 MM gross
expenditure - 7 BCF of gross reserves. Will complete well
in 2008
▪

Brought on Main Pass 118 (25% W.I.) & Main Pass 29
(50% W.I.) - 8 MMcfe/d net to Rosetta.
▪

East Cam 88/89 (100% W.I.) - Workovers and platform
work - increase production from 5 MMcfe/d to 7 MMcfe/d
▪

Main Pass 125 (50% W.I.) - Dry Hole - $1.15 MM net
▪

Developed prospects on East Cameron 88/89 and High
Island 442

TEXAS
16 #1 – Dry Hole
30 #1 Producing
Exxon #1 Sabine Lake GU #1
Cum 27 BCF + 2.3 MMBO
Ballard Offset Discovery
Producing 9 MMCF/D + 360 BCPD
30 #2 - Will produce in Nov.
ONSHORE
FACILITIES
16" PIPELINE
LOUISIANA
19071 #1 – Will produce in Nov.
11/10/07

LEGEND

- Original 2006 Leases
- New 2007 Leases
- Producing
- Will produce in November 2007
- Dry Hole

 - * -
State Waters - Texas & Louisiana
Sabine Lake
General Information
▪

50% working interest - 35.625% N.R.I.
▪

6,850 acres - 70 square miles of 3-D seismic
Year to date 2007 Activity
▪

Drilled four wells - 75% success rate
▪

ST 30 #1 drilled - Hackberry discovery  - brought on
production in October
▪

ST 30 #2 completing - Logged Hackberry pay - bring on
production in November
▪

ST 19071 #1 -  Successful Miocene discovery - bring on
production in November
▪

ST 16-1 drilled - dry hole
Future 2007 Plans/Highlights
▪

Additional prospects being developed

Financials

 - * -
Third Quarter Results
	3Q07	3Q06
Average Production (MMcfe/day)	126	95
Realized Price ($/MCFE)	$7.73	$8.18
Total Revenues ($MM)	$89.7	$71.2
Net Income ($MM)	$12.7	$11.9
EPS Diluted ($/Share)	$0.25	$0.24
Avg. Shares Outstanding <MM> (Diluted)	50.6	50.4

 - * -
September YTD Results
	2007	2006
Average Production (MMcfe/day)	118	89
Realized Price ($/Mcfe)	$7.84	$8.16
Total Revenues ($MM)	$252.4	$199.1
Net Income ($MM)	$39.8	$31.4
EPS Diluted ($/Share)	$0.79	$0.62
Average Shares Outstanding <MM> (Diluted)	50.6	50.4

 - * -
Balance Sheet Highlights
(in thousands)	9/30/07	12/31/06
Cash and Cash Equivalents	$14	$63
Total Assets	$1,323	$1,219
Long Term Debt	$250	$240
Stockholder’s Equity	$857	$822
Debt/Total Capital	23%	23%

 - * -
▪
Hedged 65 BBTU/D for 2007 with swaps at 55 BBTU/D with an average price of $7.79 and collars of 10 BBTU/D $7.19/$10.03

▪
Protected 2008 natural gas production with 65 BBTU/D swapped at an average price of $7.74

▪
Protected 2009 natural gas production with 42 BBTU/D swapped at an average price of $7.49
▪

*As of November 2007
Hedge Update

 - * -
▪ Revolving line of credit - conforming borrowing base of $350MM. Revised up by $25 MM in May of 2007. ▪ $174 MM unused capacity. ▪ $250 MM debt outstanding at Sept 30, 2007:

Revolving Credit	$175MM
Second Lien Term	75MM
$250MM

Financial Flexibility to Grow

 - * -
Key Investment Highlights
▪

Track record of performance:
•

26% annual growth in production (2005-2006)
•

14% annual growth in reserves (2005-2006)
•

Confirmed 36% production growth guidance for 2007
▪

 Drilling location inventory continues at 500+
▪

 Competitive cost structure
▪

 Proven record of environmental compliance and safety
▪

 Financial flexibility to pursue growth strategy